UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 11, 2012

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC

(Exact name of registrant as specified in its charter)

Delaware	000-52975	20-0573058
(State of Incorporation)	(Commission	(I.R.S. Employer
	File Number)	Identification No.)

2000 Las Vegas Boulevard South

Las Vegas, NV 89104

(Address of principal executive offices)(Zip code)

(702) 380-7777

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events.

On June 11, 2012, American Casino & Entertainment Properties LLC and ACEP Finance Corp. (together, the “Company”) issued a press release announcing the postponement of pricing of their previously announced offering of senior secured notes due 2019 and the termination of their previously announced tender offer for their outstanding 11% Senior Secured Notes due 2014. A copy of the Company’s press release issued on June 11, 2012 is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated June 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CASINO & ENTERTAINMENT PROPERTIES LLC
(Registrant)

By:	/s/ Edward W. Martin, III
Edward W. Martin, III
Chief Financial Officer and Treasurer

Date: June 11, 2012